SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 4, 2000

                PROVANTAGE HEALTH SERVICES, INC.
     (Exact name of registrant as specified in its charter)



       Delaware                      1-14923                  54-1508848
(State or other jurisdiction   (Commission file number)      (IRS Employer
      of incorporation)                                   Identification No.)


                   N19 W24130 Riverwood Drive
                   Waukesha, Wisconsin 53188
            (Address of principal executive offices)



Registrant's telephone number, including area code: (262) 312-3000

Item 5.  Other Events.

     On January 4, 2000, ProVantage Health Services, Inc.
issued a press release regarding a new three-year agreement to provide comprehensive pharmacy benefit management services to certain operating subsidiaries of American Medical Security Group, Inc. The January 4, 2000 press release is attached hereto as an exhibit and is incorporated herein by reference.



Item 7.  Exhibits.

Exhibit No.         Description

  99.1              Press Release dated January 4, 2000.

                           SIGNATURE


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PROVANTAGE HEALTH SERVICES, INC.


Date:  January 7, 2000          /s/  Robert Abramowski
                                --------------------------
                                Robert Abramowski
                                Sr. Vice President and Chief Financial Officer

                     EXHIBIT INDEX

Exhibit No.      Description

99.1             Press Release dated January 4, 2000.